UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2003
                                                         ---------------


                                  K-SWISS INC.
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             (Exact name of registrant as specified in its charter)

Delaware                              0-18490                  95-4265988
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(State or other jurisdiction of     (Commission                (I.R.S. Employer
incorporation or organization)     File Number)             Identification No.)

31248 Oak Crest Drive, Westlake Village, CA                           91361
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(Address of principal executive offices)                         (Zip code)

                                  818-706-5100
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              (Registrant's telephone number, including area code)

                                      N/A
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   (Former name, former address and former fiscal year, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.

         On August 14, 2003, K-Swiss Inc. (the "Company") issued a press release announcing the addition of Mark Louie to serve on the Company's Board of Directors.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.
         ----------

         Exhibit Number      Description of Exhibit
         --------------      -----------------------
         99.1                Press release issued August 14, 2003.







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






                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      K-Swiss Inc.


Date: August 14, 2003                 By: /s/ GEORGE POWLICK
                                         -------------------------------
                                          George Powlick,
                                          Vice President Finance and
                                          Chief Financial Officer and Director



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





                                 EXHIBIT INDEX
                                 -------------

Exhibit                    Description
-------                    -----------

99.1                       Press Release dated August 14, 2003.




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